UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2021

FUBOTV INC.

(Exact name of registrant as specified in its charter)

Florida	001-39590	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1330 Avenue of the Americas
New York, NY 10019

(Address of principal executive offices) (Zip Code)

(212) 672-0055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock,par value $0.0001 per share	FUBO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

On June 25, 2021, the United States District Court for the Southern District of New York (the “Court”) issued an order that a shareholder derivative action filed on behalf of fuboTV Inc. (the “Company”) and captioned Robert Rosenfeld v. Edgar Bronfman, et. al. will be voluntarily dismissed with prejudice on July 28, 2021.

As detailed in the notice to shareholders attached hereto as Exhibit 99.1 (the “Notice to Shareholders”), on March 5, 2021, plaintiff Robert Rosenfeld (“Plaintiff”) filed a verified shareholder derivative complaint on behalf of fuboTV (as amended, the “Derivative Action”) alleging (i) violations of Section 10(b) of the Exchange Act and SEC Rule 10b-5; (ii) breaches of fiduciary duties of loyalty and good faith; and (iii) waste of corporate assets. On April 21, 2021, individual defendants Edgar Bronfman Jr., Henry Ahn, Ignacio Figueras, Daniel Leff, Laura Onopchenko, David Gandler, Pär-Jörgen Pärson, and Simone Nardi (the “Individual Defendants”) and nominal defendant fuboTV Inc. (together with the Individual Defendants, the “Defendants”) filed a motion to dismiss the Derivative Action, arguing that Plaintiff’s claims should be dismissed: (i) pursuant to Rule 23.1 for failure to plead demand futility; (ii) pursuant to Rule 12(b)(6) for failure to state a claim; and (iii) pursuant to Rule 12(b)(1) as unripe. Following further proceedings, After thoroughly considering Defendants’ arguments in their motion to dismiss the Derivative Action, Plaintiff concluded that Defendants’ arguments are well founded and asked the Court to voluntarily dismiss the derivative action with prejudice. On June 25, 2021, the Court issued an order that the Derivative Action will be dismissed with prejudice on July 28, 2021. There has been no admission of wrongdoing or liability by Individual Defendants. No consideration is being paid by either the Plaintiff or the Defendants.

The foregoing description of the Derivative Action does not purport to be complete and is qualified in its entirety by reference to the Notice to Shareholders attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Notice to Shareholders, dated June 28, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUBOTV INC.

Date: June 28, 2021	By:	/s/ David Gandler
David Gandler
Chief Executive Officer